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                                                                    Exhibit 10.9

                           ASSUMPTION ACKNOWLEDGMENT


                 ASSUMPTION ACKNOWLEDGMENT (the "Assumption Acknowledgment"), dated as of April 11, 1997 among SNTL Acquisition Corp., Superior Pacific Holding Corporation, a Delaware corporation and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent for the Banks. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                             W I T N E S S E T H :


                 WHEREAS, Superior National Insurance Group ("SNIG"), SNTL Acquisition Corp., the lending institutions from time to time party thereto (the "Banks"), and The Chase Manhattan Bank, as Administrative Agent (together with the Collateral Agent and the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of April 11, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement") providing for the making of Loans to the Borrower referred to therein, all as contemplated therein;

                 WHEREAS, on the date hereof, concurrently with the incurrence of Loans under the Credit Agreement, SNTL Acquisition Corp. and Pac Rim have consummated the Acquisition (the "Acquisition") whereby Pac Rim has, by operation of law, assumed all rights, obligations, duties and liabilities of SNTL Acquisition Corp. under the Credit Documents and simultaneously, Pac Rim has been renamed Superior Pacific Holding Corporation;

                 WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that Superior Pacific Holding Corporation acknowledges that it assumes all of the Borrower's rights, obligations, duties and liabilities under (i) the Credit Agreement, (ii) the Notes and (iii) each Credit Document;





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                 NOW, THEREFORE, it is agreed:

                 1. Superior Pacific Holding Corporation hereby expressly acknowledges that it assumes all rights, obligations, duties and liabilities of the Borrower under the Credit Agreement, the Notes issued thereunder and the other Credit Documents.

                 2. Upon the effectiveness of this Assumption Acknowledgment, all references in the Credit Agreement to the "Borrower" and all references in the Pledge Agreement to the "Pledgor", shall be deemed to be references to Superior Pacific Holding Corporation. Superior Pacific Holding Corporation expressly acknowledges and agrees that by executing and delivering this Assumption Acknowledgment it does hereby grant to the Collateral Agent for the benefit of the Banks a continuing security interest of first priority in, all of the right, title and interest of Superior Pacific Holding Corporation, in, to and under the Pledged Securities (as defined in the Pledge Agreement), now existing or hereafter acquired, all as if Superior Pacific Holding Corporation had executed and delivered such Pledge Agreement. Annexes A, B, C and D to the Pledge Agreement are each hereby amended by replacing such Annexes in their entirety with the information contained on Annexes A, B, C and D attached to
Schedule I of this Agreement.

                 3. To induce the Administrative Agent and Collateral Agent to enter into this Assumption Acknowledgment, Superior Pacific Holding Corporation hereby represents, warrants and agrees as follows:

                 a) on the date hereof and after giving effect to Superior Pacific Holding Corporation's execution and delivery of this Assumption Acknowledgment, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence; and

                 b) on and after the date hereof, Superior Pacific Holding Corporation will fully and faithfully perform all obligations (including payment obligations and compliance with all covenants) of
         (i) the "Borrower" under the Credit Agreement and the Notes delivered pursuant thereto and (ii) a "Pledgor" under the Pledge Agreement and will fully and faithfully perform all of its obligations under any other Credit Documents executed and delivered by it.





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                 c)       all conditions set forth in Section 11.18 of the
         Credit Agreement with respect to Superior Pacific Holding Corporation have been satisfied.

                 4. This Assumption Acknowledgment shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Collateral Agent.

                 5. This Assumption Acknowledgment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with Superior Pacific Holding Corporation and the Collateral Agent.

                 6. THIS ASSUMPTION ACKNOWLEDGMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.





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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Assumption Acknowledgment to be duly executed and delivered as the date first above written.



                                           SNTL ACQUISITION CORP.


                                           By  J. CHRIS SEAMAN
                                              -----------------------------
                                              Name: J. Chris Seaman
                                              Title:



                                           SUPERIOR PACIFIC HOLDING CORPORATION


                                           By  J. CHRIS SEAMAN
                                              -------------------------------
                                              Name: J. Chris Seaman
                                              Title: CFO





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                                           THE CHASE MANHATTAN BANK,
                                             as Administrative Agent and
                                             Collateral Agent


                                           By PETER PLATTEN
                                             ------------------------------
                                             Name: Peter Platten
                                              Title: Vice President